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                          VAN KAMPEN AMERICAN CAPITAL
                        U.S. GOVERNMENT TRUST FOR INCOME
     SUPPLEMENT DATED OCTOBER 12, 1995, TO PROSPECTUS DATED AUGUST 7, 1995

     The section of the Prospectus captioned "Purchase of Shares -- NAV Purchase Options" is hereby supplemented by adding the following:

(9) Participants with accounts established after October 12, 1995, in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: one percent on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.